UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2005

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2005, The Shaw Group Inc. (the "Company") entered into Amendment No. 5 to Third Amended and Restated Credit Agreement by and among the Company, the Company’s subsidiaries which are signatories thereto, BNP Paribas, individually as a lender and as administrative agent for the other lenders, and the following banks and financial institutions as lenders, Credit Suisse First Boston, Cayman Islands Branch, Harris Trust and Savings Bank, U.S. Bank National Association, Union Planters Bank, N.A., UBS AG Cayman Islands Branch, Southwest Bank of Texas, N.A., Merrill Lynch Capital Corporation, Regions Bank and Pacifica CDO III, Ltd.

Amendment No. 5 modifies the definition of "Facility Termination Date" contained in Article I of the Third Amended and Restated Credit Agreement dated March 17, 2003, by and among the Company, as borrower; Credit Lyonnais New York Branch, as a lender, swing line lender, an issuer and agent; Credit Lyonnais Securities, as joint arranger and sole book runner; Credit Suisse First Boston, as joint arranger; Harris Trust and Savings Bank and BNP Paribas, as co-syndication agents; U.S. Bank National Association, as documentation agent; and the other and the other lenders signatory thereto (incorporated by reference to the designated Exhibit to the Company's Current Report on Form 8-K filed on March 19, 2003), as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of May 16, 2003 (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003, as amended), as amended by Amendment No. 2 to Third Amended and Restated Credit Agreement dated October 17, 2003 (incorporated by reference to the designated Exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003, as amended), as amended by Amendment No. 3 to Third Amended and Restated Credit Agreement dated January 30, 2004 (incorporated by reference to the designated Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 29, 2004), as amended by Amendment No. 4 to Third Amended and Restated Credit Agreement dated October 8, 2004 (incorporated by reference to the designated Exhibit to the Company’s Current Report on Form 8-K filed on October 13, 2004) (as amended, the "Credit Agreement").

Among other things, Amendment No. 5 amends the definition of "Facility Termination Date" contained in Article I by replacing "March 17, 2006" with "September 17, 2006," thereby extending the term of the Credit Agreement by six (6) months.

Please see Amendment No. 5 to Third and Restated Credit Agreement attached hereto as an exhibit for the full text of the changes.

The Company has used Credit Suisse First Boston and Merrill Lynch Capital Corporation as underwriters on various past offerings.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.

10.26 Amendment No. 5 to Third Amended and Restated Credit Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

March 8, 2005	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

10.26	Amendment No. 5 to Third Amended and Restated Credit Agreement